UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — September 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam California Tax Exempt Income Fund

Annual report
9 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Annual report
9 | 30 | 18

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in California and can be more volatile than the performance of a more geographically diversified fund. To the extent investments in securities of issuers located outside of California are made, the fund may also be exposed to the risks of affecting other states. Certain provisions of the California Constitution and state statutes limit the taxing and spending authority of California’s government entities, which could impair the ability of California issuers to pay principal and/or interest on their obligations. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

November 7, 2018

Dear Fellow Shareholder:

Global financial markets met with increased challenges as we entered the final quarter of 2018. After rising to record highs in the summer, U.S. stocks declined in October as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Fortunately, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam California Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 California Tax Exempt Income Fund

Source: Putnam, as of 9/30/18. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

California Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 California Tax Exempt Income Fund

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio manager is Garrett L. Hamilton, CFA.

Paul, how was the market for municipal bonds during the reporting period?

In an increasingly challenging market environment, municipal bonds netted slightly positive performance. While the Tax Cuts and Jobs Act enacted in December 2017 retained the tax-exempt status of municipal bonds and kept the highest individual tax rate nearly intact, it reduced the corporate income tax rate from 35% to 21%, making municipal bonds a less compelling investment for corporate buyers. Consequently, municipal assets held by banks declined $26.7 billion on a year-to-date basis through June 30, 2018. [Most recent data available.]

Additionally, with U.S. economic growth continuing to surprise to the upside, municipal bond yields moved higher in tandem with rising Treasury rates and expectations for higher interest rates. [Bond prices generally fall as rates rise.] During the course of the 12-month reporting period, the Federal Reserve raised its benchmark rate four times in December 2017 and in March, June, and September 2018 to help temper inflationary pressures arising from the stronger growth. At period-end, the federal funds rate stood at a target range of 2.00% to 2.25%.

California Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 California Tax Exempt Income Fund

One positive factor counteracting these demand dynamics was the tax law’s elimination of a number of deductions, which made the tax-exempt status of municipal bonds more attractive to retail buyers, especially in high-tax states such as California and New York.

The municipal bond market also continued to adjust to fluctuating supply dynamics created by the tax law. With the legislation’s elimination of advanced refundings, new-issue supply fell. A refunding occurs when an issuer refinances a bond by issuing a second bond at a lower interest rate to pay off the original, older higher-yielding bond, thereby reducing interest cost. On a year-to-date basis, new municipal bond issuance totaled $247 billion, representing a 15% drop from the same period a year earlier, according to the Bond Buyer. A decline in available supply helps to support prices and provided a counterweight to weaker demand from banks.

Despite higher rates and the mixed supply/demand technicals, municipal bonds outperformed the broader fixed-income markets for the period. The Bloomberg Barclays Municipal Bond Index [the benchmark] returned 0.35% for the reporting period, outperforming the broader fixed-income markets, which returned –1.22%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The ICE BofAML U.S. 3-Month Treasury Bill Index outperformed both these benchmarks with a return of 1.59% for the same period.

How did the fund perform during the reporting period?

For the 12 months ended September 30, 2018, the fund outperformed its benchmark but underperformed the average return for its Lipper peer group, California Municipal Debt Funds. This result was due to the fund’s higher credit quality versus its peer universe.

What was your investment strategy in this environment?

With the flattening of the yield curve, we saw better relative value in bonds with maturities of 15 to 20 years. As such, we favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings. Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the middle of the curve at period-end. This positioning resulted in an average maturity of approximately 15 years. Duration positioning, which affects the portfolio’s sensitivity to interest rates, moved from a generally neutral stance to being slightly short relative to the benchmark by the end of the period.

From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB. We continue to look for opportunities to move higher up on the credit quality spectrum. While municipal credit fundamentals remain stable, credit spreads remain at or near post-crisis lows. From a sector-positioning perspective, we continue to favor state- and local-backed debt, transportation, and continuing-care retirement facilities bonds relative to the fund’s Lipper group.

The fund also continued to hold an underweight position in Puerto Rico-based issuers relative to its Lipper peers. In our view, Puerto Rico’s current economic and financial situations remain extremely difficult, especially after the catastrophic damage inflicted by Hurricane Maria. The majority of Puerto Rico’s bonds are in default and are not currently making coupon payments. The eventual recovery value and economic return of investing in such debt will be determined by the ongoing negotiations between the Commonwealth, the federal control board, and creditors, as well as the long-term economic growth of the Island. The uncertainty and volatility of these factors causes us to remain cautious and prefer an underweight position. That said, Puerto Rico bond prices have risen dramatically during 2018 to date as the market priced in the potential of higher recoveries.

California Tax Exempt Income Fund 7

What is your near-term outlook for the municipal bond market?

In its policy statement at its September 2018 meeting, the Fed cited strong economic growth and forecasted that the U.S. economy would see at least three more years of growth. As part of that communication, the Fed also eliminated the word “accommodative” from its comments about monetary policy and implied that three more rate hikes were likely in 2019.

With regard to our near-term outlook for interest rates over the next three to six months, we believe the Fed will introduce its fourth and final rate hike of 2018 in December. While we expect interest rates to follow a gradual path higher over the balance of the Fed’s hiking cycle, there may be short-term periods that feel more abrupt. It is our view that interest rates have reached levels where income return is sufficient to more than offset our outlook for potential capital depreciation over the course of the Fed’s rate-hiking cycle. In other words, we still see value in the asset class, even in a rising-rate environment.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (4/29/83)
Before sales charge	6.12%	62.68%	4.99%	21.23%	3.93%	7.06%	2.30%	0.66%
After sales charge	6.00	56.18	4.56	16.38	3.08	2.78	0.92	–3.37
Class B (1/4/93)
Before CDSC	5.92	54.68	4.46	17.47	3.27	5.04	1.65	0.02
After CDSC	5.92	54.68	4.46	15.47	2.92	2.13	0.71	–4.86
Class C (7/26/99)
Before CDSC	5.88	50.50	4.17	16.58	3.12	4.65	1.53	–0.13
After CDSC	5.88	50.50	4.17	16.58	3.12	4.65	1.53	–1.11
Class M (2/14/95)
Before sales charge	5.74	58.27	4.70	19.57	3.64	6.28	2.05	0.37
After sales charge	5.65	53.12	4.35	15.68	2.96	2.83	0.93	–2.89
Class R6 (5/22/18)
Net asset value	6.20	66.25	5.21	22.44	4.13	7.70	2.50	0.84
Class Y (1/2/08)
Net asset value	6.20	66.30	5.22	22.48	4.14	7.73	2.51	0.87

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

California Tax Exempt Income Fund 9

Comparative index returns For periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	6.48%	59.11%	4.75%	18.99%	3.54%	6.87%	2.24%	0.35%
Lipper California Municipal
Debt Funds category	6.17	63.41	5.01	23.22	4.25	7.64	2.48	0.72
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/18, there were 123, 106, 101, 84, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,468 and $15,050, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,312. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $16,625 and $16,630, respectively.

10 California Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 9/30/18

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	12		12	12	12		5	12
Income[1]	$0.243171		$0.192309	$0.179529	$0.219834		$0.088881	$0.260416
Capital gains[2]	—		—	—	—			—
Total	$0.243171		$0.192309	$0.179529	$0.219834		$0.088881	$0.260416
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
9/30/17	$8.14	$8.48	$8.13	$8.19	$8.12	$8.39	—	$8.16
5/22/18*	—	—	—	—	—	—	$8.01	—
9/30/18	7.95	8.28	7.94	8.00	7.93	8.20	7.97	7.97
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.92%	2.80%	2.28%	2.11%	2.64%	2.55%	3.05%	3.12%
Taxable equivalent[4]	6.36	6.10	4.97	4.60	5.75	5.56	6.64	6.80
Current 30-day
SEC yield[5]	N/A	2.11	1.56	1.41	N/A	1.85	2.42	2.41
Taxable equivalent[4]	N/A	4.60	3.40	3.07	N/A	4.03	5.27	5.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 54.10% federal and state combined tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

California Tax Exempt Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/17	0.74%	1.37%	1.52%	1.02%	0.52%*	0.52%
Annualized expense ratio for the six-month
period ended 9/30/18†	0.74%	1.37%	1.52%	1.02%	0.52%	0.52%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/18 to 9/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.72	$6.88	$7.63	$5.12	$1.89‡	$2.62
Ending value (after expenses)	$1,005.50	$1,002.40	$1,001.60	$1,004.10	$1,006.10	$1,006.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 3/1/18 to 9/30/18, they would have been higher.

12 California Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/18, use the following calculation method. To find the value of your investment on 4/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.75	$6.93	$7.69	$5.16	$2.64	$2.64
Ending value (after expenses)	$1,021.36	$1,018.20	$1,017.45	$1,019.95	$1,022.46	$1,022.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

14 California Tax Exempt Income Fund

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2018, Putnam employees had approximately $508,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

California Tax Exempt Income Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 California Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

California Tax Exempt Income Fund 17

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

18 California Tax Exempt Income Fund

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

California Tax Exempt Income Fund 19

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper California Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 115, 108 and 96 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 California Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

California Tax Exempt Income Fund 21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund (the “fund”), including the fund’s portfolio, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
November 7, 2018

22 California Tax Exempt Income Fund

The fund’s portfolio 9/30/18

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGC Assured Guaranty Corp.	interest rate or yield at the close of the reporting period.
AGM Assured Guaranty Municipal Corporation	Rates may be subject to a cap or floor. For certain
AMBAC AMBAC Indemnity Corporation	securities, the rate may represent a fixed rate currently
BAM Build America Mutual	in place at the close of the reporting period.
COP Certificates of Participation	G.O. Bonds General Obligation Bonds
FCS Farm Credit System	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHL Banks Coll. Federal Home Loan Banks	VRDN Variable Rate Demand Notes, which are floating-
System Collateralized	rate securities with long-term maturities that carry
FNMA Coll. Federal National Mortgage	coupons that reset and are payable upon demand
Association Collateralized	either daily, weekly or monthly. The rate shown is the
current interest rate at the close of the reporting
period. Rates are set by remarketing agents and may
take into consideration market supply and demand,
credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.56% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (99.7%)*	Rating**	Principal amount	Value
California (97.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6.25%, 8/1/39
(Prerefunded 8/1/19)	AA	$14,000,000	$14,525,140
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A–/F	2,045,000	2,210,522
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	A–/F	700,000	734,027
(O’Connor Woods), 5.00%, 1/1/33	AA–	2,300,000	2,526,504
ABAG Fin. Auth. for Nonprofit Corps. Special Tax
Bonds, (Windemere Ranch Infrastructure Fin.
Program), Ser. A, AGM
5.00%, 9/2/34	AA	415,000	473,229
5.00%, 9/2/33	AA	740,000	848,166
5.00%, 9/2/32	AA	350,000	402,924
5.00%, 9/2/30	AA	2,075,000	2,409,864
ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev.
Bonds, (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA–	1,000,000	1,089,270
5.00%, 4/1/32	AA–	3,000,000	3,294,360
Alameda Cnty., Joint Pwrs. Auth. Lease Rev. Bonds,
(Multiple Cap.), Ser. A, 5.00%, 12/1/34	Aa1	4,960,000	5,526,531
Alameda, Corridor Trans. Auth. Rev. Bonds
Ser. B, AGM, 5.00%, 10/1/37	AA	450,000	500,378
Ser. A, AMBAC, zero %, 10/1/19	BBB+	365,000	355,474
Ser. A, AMBAC, U.S. Govt. Coll., zero %, 10/1/19
(Escrowed to maturity)	Aaa	4,635,000	4,551,570
Albany, Unified School Dist. G.O. Bonds,
(Election 2016), Ser. B
5.00%, 8/1/43	Aa3	2,000,000	2,253,440
4.00%, 8/1/46	Aa3	1,750,000	1,800,943

California Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
Anaheim, Hsg. & Pub. Impt. Auth. Rev. Bonds, Ser. B
5.00%, 10/1/36	Aa3	$1,400,000	$1,534,876
5.00%, 10/1/35	Aa3	2,000,000	2,196,240
Anaheim, Pub. Fin. Auth. Rev. Bonds, Ser. A
5.00%, 5/1/46	AA–	2,500,000	2,748,350
5.00%, 5/1/39	AA–	1,000,000	1,104,750
Bay Area Toll Auth. Mandatory Put Bonds (4/1/19),
Ser. C, 1.875%, 4/1/47	AA	1,750,000	1,750,193
Bay Area Toll Auth. Rev. Bonds, (San Francisco Bay
Area Sub. Toll Bridge), Ser. S-7, 4.00%, 4/1/38	AA–	9,850,000	10,187,264
Bay Area Toll Auth. of CA Rev. Bonds
Ser. S-6, 5.00%, 10/1/54	AA–	8,650,000	9,454,018
Ser. F-1, 5.00%, 4/1/54	AA	14,330,000	15,598,205
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Adventist Hlth. Syst.-West), Ser. A, 5.75%, 9/1/39
(Prerefunded 9/1/19)	A	10,500,000	10,874,115
(Adventist Hlth. Syst./West), Ser. A, 4.00%, 3/1/33	A	4,575,000	4,739,700
CA Muni. Fin. Auth. Rev. Bonds
(Channing House), Ser. B, 5.00%, 5/15/47	AA–	6,530,000	7,361,073
(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	324,936
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A–	3,400,000	3,714,228
(Channing House), Ser. B, 5.00%, 5/15/37	AA–	250,000	284,238
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/37	A–	1,000,000	1,098,430
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/36	A–	1,800,000	1,988,082
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/32	A–/F	425,000	497,603
(Channing House), Ser. B, 5.00%, 5/15/32	AA–	150,000	172,601
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/31	A–/F	750,000	873,533
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/30	A–/F	250,000	291,618
CA School Fac. Fin. Auth. Rev. Bonds, (Alliance
College-Ready Pub. Schools), Ser. C, 5.00%, 7/1/31	BBB	1,425,000	1,552,894
CA School Fac. Fin. Auth. 144A Rev. Bonds
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/48	BBB–	1,750,000	1,876,753
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/38	BBB–	1,000,000	1,082,930
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/36	BBB	1,250,000	1,333,863
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/31	BBB	1,830,000	1,979,877
CA School Fin. Auth. Rev. Bonds, (Kipp LA Projects),
Ser. A, 5.125%, 7/1/44	BBB	1,000,000	1,072,580
CA State G.O. Bonds
6.50%, 4/1/33 (Prerefunded 4/1/19)	Aaa	10,830,000	11,090,137
6.50%, 4/1/33	Aa3	9,170,000	9,375,958
5.00%, 8/1/37	Aa3	6,930,000	7,875,044
5.00%, 8/1/36	Aa3	6,280,000	7,164,601
5.00%, 11/1/30	Aa3	11,465,000	13,585,910
4.00%, 11/1/32	Aa3	5,000,000	5,378,300
4.00%, 9/1/32	Aa3	1,395,000	1,499,723

24 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
CA State G.O. Bonds
4.00%, 8/1/31	Aa3	$7,400,000	$7,987,856
(Veterans Bond), 2.00%, 12/1/20	Aa2	6,000,000	5,965,920
CA State VRDN, 1.10%, 5/1/33	VMIG1	3,930,000	3,930,000
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools)
5.00%, 6/1/53	Baa3	2,350,000	2,497,486
5.00%, 6/1/47	Baa3	1,000,000	1,070,290
CA State Cmnty. College Fin. Auth. Rev. Bonds,
(Orange Coast College Hsg.)
5.25%, 5/1/43	BBB–	500,000	556,475
5.00%, 5/1/37	BBB–	1,000,000	1,098,950
5.00%, 5/1/35	BBB–	1,540,000	1,706,767
5.00%, 5/1/34	BBB–	800,000	890,056
5.00%, 5/1/33	BBB–	600,000	672,186
5.00%, 5/1/31	BBB–	825,000	930,699
CA State Dept. of Wtr. Resources FRN Mandatory Put
Bonds (12/1/20), (Central Valley Wtr. Syst.), Ser. AU,
1.78%, 12/1/35	AAA	8,000,000	8,004,000
CA State Edl. Fac. Auth. Rev. Bonds
(CA Lutheran U.), 5.75%, 10/1/38	Baa1	5,000,000	5,000,000
(U. of the Pacific), 5.50%, 11/1/39	A2	1,085,000	1,125,373
(U. of the Pacific), U.S. Govt. Coll., 5.50%, 11/1/39
(Prerefunded 11/1/19)	AAA/P	65,000	67,597
(CA College of Arts), 5.25%, 6/1/30	Baa2	1,360,000	1,471,262
(U. of the Pacific), 5.25%, 11/1/29	A2	1,265,000	1,306,922
(Loyola-Marymount U.), Ser. A, 5.125%, 10/1/40	A2	2,955,000	3,040,695
(Pepperdine U.), 5.00%, 10/1/49	AA	2,000,000	2,236,860
(Occidental College), 5.00%, 10/1/45	Aa3	425,000	476,298
(Pepperdine U.), 5.00%, 9/1/45	AA	1,000,000	1,120,700
(Santa Clara U.), 5.00%, 4/1/45	Aa3	2,500,000	2,785,375
(Pepperdine U.), 5.00%, 12/1/44	AA	2,000,000	2,239,020
(Pepperdine U.), 5.00%, 10/1/41	AA	1,500,000	1,685,085
(Occidental College), 5.00%, 10/1/38	Aa3	595,000	671,606
(U. of Redlands), Ser. A, 5.00%, 10/1/37	A3	425,000	472,341
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	559,630
(Occidental College), 5.00%, 10/1/35	Aa3	500,000	569,120
(U. of Redlands), Ser. A, 5.00%, 10/1/35	A3	1,000,000	1,103,250
(Occidental College), 5.00%, 10/1/34	Aa3	960,000	1,095,322
(Chapman U.), Ser. B, 4.00%, 4/1/47	A2	4,940,000	4,964,749
(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	253,424
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/43	Baa2	6,155,000	6,786,934
(Children’s Hosp. Los Angeles), Ser. A,
5.00%, 8/15/42	BBB+	4,000,000	4,415,440
(Sutter Hlth.), Ser. A, 5.00%, 11/15/41	Aa3	5,500,000	6,125,680
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/37	Baa2	1,845,000	2,057,083

California Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Cedars Sinai Med. Ctr.), Ser. B, 5.00%, 8/15/35	Aa3	$5,000,000	$5,722,550
(Providence St. Joseph Hlth.), Ser. A,
5.00%, 10/1/30	Aa3	1,550,000	1,788,018
(Providence St. Joseph Hlth.), Ser. A,
5.00%, 10/1/29	Aa3	800,000	927,184
(Sutter Hlth. Oblig. Group), Ser. B, 4.00%, 11/15/38	Aa3	3,000,000	3,073,110
(Providence St. Joseph Hlth.), Ser. A,
4.00%, 10/1/35	Aa3	1,000,000	1,031,090
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/21), (CA Academy
of Sciences), Ser. D, 1.941%, 8/1/47	A2	7,300,000	7,305,110
CA State Infrastructure & Econ. Dev.
Bank Rev. Bonds
(Academy Motion Picture Arts & Sciences Oblig.
Group), 5.00%, 11/1/41	Aa2	1,000,000	1,103,490
(J. David Gladstone Inst.), Ser. A, 5.00%, 10/1/31	A–	4,000,000	4,275,080
(CA Science Ctr. Phase II), 5.00%, 5/1/31	A	1,000,000	1,138,700
(Segerstrom Ctr. for the Arts), 5.00%, 1/1/25	A–	3,000,000	3,442,410
CA State Muni. Fin. Auth Mobile Home
Park Rev. Bonds
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/31	BBB	600,000	674,910
(Caritas Affordable Hsg., Inc.), Ser. A,
5.00%, 8/15/30	BBB+	1,000,000	1,098,960
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/30	BBB	685,000	773,324
CA State Muni. Fin. Auth. Rev. Bonds, (LINXS
Automated People Mover), Ser. A
5.00%, 12/31/35	BBB+/F	1,000,000	1,112,410
5.00%, 12/31/34	BBB+/F	1,200,000	1,340,124
5.00%, 12/31/33	BBB+/F	1,000,000	1,121,140
CA State Muni. Fin. Auth. Charter School Lease
144A Rev. Bonds, (Bella Mente Montessori
Academy), Ser. A
5.00%, 6/1/48	Ba1	1,150,000	1,199,174
5.00%, 6/1/38	Ba1	840,000	882,655
5.00%, 6/1/28	Ba1	430,000	464,877
CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.10%, 6/1/40	A	4,500,000	4,773,555
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	7,000,000	7,218,820
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	2,250,000	2,386,215
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (1/15/19),
(Republic Svcs., Inc.), Ser. A-1, 1.85%, 11/1/42	A–2	7,000,000	6,999,440
CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds,
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	4,000,000	4,210,200
CA State Pub. Wks. Board Rev. Bonds,
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5.00%, 12/1/19	A1	3,670,000	3,739,877
CA State Tobacco Securitization Agcy. Rev. Bonds,
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	5,305,550

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
CA State U. Rev. Bonds
(Systemwide), Ser. A, 5.00%, 11/1/45	Aa2	$7,305,000	$8,178,459
(Systemwide), Ser. A, 5.00%, 11/1/41	Aa2	13,340,000	14,973,216
Ser. A, 5.00%, 11/1/37	Aa2	10,290,000	11,635,829
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
7.25%, 11/15/41	BBB+/F	6,000,000	6,315,900
(American Baptist Homes West), 5.75%, 10/1/25	BBB+/F	950,000	986,442
(899 Charleston, LLC), Ser. A, 5.375%, 11/1/49	BB/P	1,000,000	1,057,490
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	300,000	315,261
(John Muir Hlth.), Ser. A, 5.00%, 8/15/51	A1	1,000,000	1,100,920
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/47	A–	2,000,000	2,188,100
(John Muir Hlth.), Ser. A, 5.00%, 8/15/46	A1	1,365,000	1,512,652
(American Baptist Homes of the West),
5.00%, 10/1/45	BBB+/F	2,550,000	2,730,005
AGM, 5.00%, 11/15/44	AA	5,195,000	5,683,590
(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,190,000	1,248,346
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/42	A–/F	3,250,000	3,434,633
(Culinary Institute of America (The)), Ser. B,
5.00%, 7/1/41	Baa2	380,000	411,658
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA–	2,750,000	3,074,500
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/38	A–	500,000	565,190
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/37	A–	500,000	568,195
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/36	A–	725,000	827,008
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA–	1,580,000	1,781,924
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/35	A–	750,000	858,773
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/34	A–	650,000	747,104
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/33	A–	420,000	484,579
(Viamonte Senior Living 1, Inc.), Ser. A,
5.00%, 7/1/33	AA–	125,000	146,218
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/32	A–	350,000	405,353
(Viamonte Senior Living 1, Inc.), Ser. A,
5.00%, 7/1/32	AA–	100,000	117,437
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A–/F	600,000	640,638
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/30	A–	310,000	352,960
(Terraces at San Joaquin Gardens), Ser. A,
5.00%, 10/1/22	BB/P	2,200,000	2,350,898
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/47	AA–	2,000,000	2,024,100
(Front Porch Cmnty. & Svcs.), Ser. A, 4.00%, 4/1/47	A–	1,625,000	1,619,508
(Marin Gen. Hosp.), Ser. A, 4.00%, 8/1/45	A–	2,500,000	2,519,575
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/43	AA–	1,000,000	1,016,120
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/39	AA–	875,000	893,401
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/38	AA–	800,000	818,136
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/37	AA–	620,000	636,101

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/35	AA–	$300,000	$310,527
(Viamonte Senior Living 1, Inc.), Ser. B,
3.00%, 7/1/25	AA–	4,600,000	4,655,890
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	250,000	231,515
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West), 6.25%, 10/1/39	BBB+/F	4,500,000	4,686,075
(CA Baptist U.), Ser. A, 5.00%, 11/1/41	BB/P	1,535,000	1,680,226
(CA Baptist U.), Ser. A, 5.00%, 11/1/32	BB/P	720,000	805,752
CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5.625%, 5/1/29	Baa1	1,855,000	1,856,632
Campbell, Union High School Dist. G.O. Bonds,
(Election 2016), Ser. B
5.00%, 8/1/36	AAA	3,250,000	3,732,268
5.00%, 8/1/35	AAA	3,000,000	3,456,540
5.00%, 8/1/34	AAA	2,000,000	2,311,960
5.00%, 8/1/33	AAA	1,500,000	1,740,840
4.00%, 8/1/37	AAA	2,410,000	2,530,596
Centinela Valley, Union High School Dist. G.O.
Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,267,850
Ceres, Unified School Dist. G.O. Bonds, BAM
zero %, 8/1/40	AA	1,285,000	518,600
zero %, 8/1/39	AA	1,075,000	455,037
zero %, 8/1/38	AA	1,000,000	443,700
zero %, 8/1/36	AA	545,000	267,562
zero %, 8/1/34	AA	715,000	385,528
zero %, 8/1/33	AA	250,000	141,393
Cerritos, G.O. Bonds, (Cerritos Cmnty. College Dist.),
Ser. A, 5.00%, 8/1/39	Aa2	9,275,000	10,413,043
Chula Vista, Indl. Dev. Rev. Bonds, (San Diego Gas)
Ser. C, 5.875%, 2/15/34	Aa3	2,600,000	2,667,444
Ser. D, 5.875%, 1/1/34	Aa3	5,000,000	5,129,700
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	AA–	740,000	827,150
5.50%, 9/1/29	AA–	2,165,000	2,424,172
Clovis, Unified School Dist. G.O. Bonds, (Election
2012), Ser. D, 5.00%, 8/1/37	Aa2	3,000,000	3,415,620
Commerce, Redev. Agcy. Tax Alloc. Bonds,
(Redev. Area 1), U.S. Govt. Coll., zero %, 8/1/21
(Escrowed to maturity)	AAA/P	7,995,000	7,067,740
Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds
Ser. A, 5.00%, 9/1/35	A–	585,000	640,031
Ser. A, 5.00%, 9/1/32	A–	1,125,000	1,236,229
(Sr. Lien), Ser. A, 5.00%, 9/1/28	A–	275,000	303,119
Corona-Norco, Unified School Dist. G.O. Bonds,
(Election 2014), Ser. B
4.00%, 8/1/35	Aa2	200,000	211,148
4.00%, 8/1/34	Aa2	250,000	265,445

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
Corona-Norco, Unified School Dist. Special Tax
Bonds, (Cmnty. Fac. Dist. No. 98-1), 5.00%, 9/1/28	A–	$1,590,000	$1,752,578
Coronado, Cmnty. Dev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, 5.00%, 9/1/33 ##	AA	14,000,000	15,744,260
Desert Cmnty. College Dist. G.O. Bonds,
5.00%, 8/1/36	Aa2	1,000,000	1,142,000
Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 7/1/45	AA+	2,740,000	3,081,925
El Dorado, Irrigation Dist. Rev. Bonds, Ser. C,
4.00%, 3/1/34	Aa3	1,500,000	1,572,555
Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM
5.00%, 9/1/34	AA	500,000	556,960
5.00%, 9/1/33	AA	385,000	432,644
5.00%, 9/1/32	AA	450,000	507,263
5.00%, 9/1/31	AA	590,000	666,452
5.00%, 9/1/30	AA	815,000	922,996
Fairfield-Suisun, Unified School Dist. G.O. Bonds,
(Election 2016)
4.00%, 8/1/34	Aa2	3,290,000	3,463,909
4.00%, 8/1/33	Aa2	3,015,000	3,195,810
Folsom Cordova, Unified School Dist. G.O. Bonds,
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	Aa3	1,505,000	1,225,311
Fontana, Cmnty. Facs. Special Tax Bonds,
(Sierra Hills School Dist. No. 22)
5.00%, 9/1/34	BBB/P	1,000,000	1,080,030
5.00%, 9/1/31	BBB/P	880,000	956,305
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53	A–	8,000,000	9,215,360
Fullerton, Cmnty. Fac. Dist. No. 1 Special Tax Bonds,
(Amerige Heights), 5.00%, 9/1/32	A–	1,000,000	1,081,000
Golden State Tobacco Securitization
Corp. Rev. Bonds
(Tobacco Settlement), Ser. A-1, 5.25%, 6/1/47	BB/P	2,500,000	2,594,150
Ser. A-2, 5.00%, 6/1/47	BB/P	5,000,000	5,122,300
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/47	BB/P	3,500,000	3,585,610
Ser. A, 5.00%, 6/1/45	A1	14,000,000	15,386,280
Ser. A, 5.00%, 6/1/40	A1	16,940,000	18,670,569
Ser. A, 5.00%, 6/1/35	A1	1,065,000	1,186,623
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/35	BBB	2,500,000	2,789,900
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/34	BBB	2,500,000	2,800,750
Ser. A, 5.00%, 6/1/33	A1	4,355,000	4,882,957
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/33	BBB	5,680,000	6,388,069
Ser. A-1, 5.00%, 6/1/27	BBB+	2,000,000	2,283,440
Ser. A-1, 5.00%, 6/1/26	BBB+	1,100,000	1,247,169
Ser. A, AMBAC, zero %, 6/1/24	A1	12,000,000	10,360,920
Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds, (Election 2012), Ser. B, 4.00%, 8/1/47	Aa2	3,500,000	3,585,715

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	$3,500,000	$1,626,555
zero %, 8/1/36	Aa2	4,750,000	2,328,640
zero %, 8/1/35	Aa2	1,000,000	516,380
Hayward, Unified School Dist. G.O. Bonds,
5.00%, 8/1/38	A+	1,995,000	2,192,325
Imperial Irrigation Elec. Dist. Rev. Bonds, Ser. C
5.00%, 11/1/37	AA–	1,500,000	1,697,685
5.00%, 11/1/36	AA–	1,460,000	1,658,764
Inglewood, Redev. Agcy. Successor Tax Allocation
Bonds, (Merged Redev.), Ser. A, BAM
5.00%, 5/1/38	AA	250,000	278,170
5.00%, 5/1/34	AA	500,000	564,650
Inland Valley, Dev. Agcy. Successor Tax Alloc. Bonds,
Ser. A, 5.25%, 9/1/37	A–	4,925,000	5,441,140
Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB–/P	1,000,000	1,076,150
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB–/P	2,500,000	2,503,300
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(Ltd. Oblig. Assmt. Dist. No. 13-1), 5.00%, 9/2/29	A+	705,000	765,968
(Dist. No. 12-1), 5.00%, 9/2/23	A+	1,000,000	1,106,880
Irvine, Unified School Dist. Special Tax Bonds
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/47	BB+/P	200,000	218,788
(Cmnty. Fac. Dist. No. 09-1), Ser. C, 5.00%, 9/1/47	BB+/P	1,000,000	1,093,940
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/42	BB+/P	400,000	438,848
(Cmnty. Fac. Dist. No. 09-1), Ser. B, 5.00%, 9/1/42	BB+/P	1,000,000	1,097,120
BAM, 5.00%, 9/1/38	AA	2,500,000	2,727,200
Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A–	600,000	664,230
5.00%, 9/1/32	A–	2,475,000	2,744,181
Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B,
5.00%, 6/1/40	A3	1,500,000	1,612,320
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/29	BBB–/F	635,000	668,039
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax
Bonds, (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	1,105,000	1,194,660
5.00%, 9/1/31	BB+/P	1,045,000	1,137,368
Lodi, Pub. Fin. Auth. Elec. Rev. Bonds, AGM,
5.00%, 9/1/31	AA	1,580,000	1,871,542
Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,090,040
Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/28	A3	5,000,000	6,006,400
(Aquarium of the Pacific), 5.00%, 11/1/30	A1	1,000,000	1,080,770
Long Beach, Cmnty. College Dist. G.O. Bonds,
(2008 Election), Ser. B
zero %, 8/1/34	Aa2	1,500,000	835,620
zero %, 8/1/33	Aa2	625,000	366,588
Long Beach, Harbor Rev. Bonds
(Green Bond), Ser. B, 5.00%, 5/15/43	AA	2,000,000	2,230,940
Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,589,200

30 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	$1,000,000	$460,930
Los Angeles Cnty., Fac. Inc. Lease Rev. Bonds,
(Vermont Corridor Cnty., Admin. Bldg.), Ser. A,
4.00%, 12/1/48	AA	4,000,000	4,080,320
Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
Ser. A, 5.00%, 12/1/44	Aa2	1,000,000	1,113,530
Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease Rev.
Bonds, Ser. D, 5.00%, 12/1/45	Aa2	3,000,000	3,365,580
Los Angeles, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. A, U.S. Govt. Coll., 6.00%,
8/1/33 (Prerefunded 8/1/19)	Aa1	9,000,000	9,311,490
Ser. G, 4.00%, 8/1/34	Aa1	2,610,000	2,752,871
Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds, (Playa Vista Phase 1)
5.00%, 9/1/31	A+	1,500,000	1,665,720
5.00%, 9/1/30	A+	1,500,000	1,671,750
5.00%, 9/1/29	A+	1,500,000	1,678,665
Los Angeles, Dept. of Arpt. Rev. Bonds
Ser. D, 5.00%, 5/15/36	AA	1,375,000	1,513,793
Ser. B, 5.00%, 5/15/34	AA	2,500,000	2,856,625
Ser. A, 5.00%, 5/15/33	AA–	3,300,000	3,684,516
Ser. C, 5.00%, 5/15/33	AA–	4,990,000	5,674,229
Ser. C, 5.00%, 5/15/32	AA–	6,500,000	7,424,365
Ser. A, 4.00%, 5/15/34	AA–	1,155,000	1,186,289
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
(Pwr. Syst.), Ser. A, 5.00%, 7/1/34	Aa2	1,350,000	1,586,831
Ser. B, 5.00%, 12/1/18	Aa2	2,000,000	2,005,720
Los Angeles, Dept. of Wtr. & Pwr. VRDN, Ser. A-5,
1.33%, 7/1/35	VMIG1	10,000,000	10,000,000
Los Angeles, Harbor Dept. Rev. Bonds,
(Green Bond), Ser. C, 4.00%, 8/1/39	Aa2	2,200,000	2,265,560
Los Angeles, Muni. Impt. Corp. Lease Rev. Bonds,
(Real Property), Ser. B, 4.00%, 11/1/33	AA–	3,480,000	3,679,334
Los Angeles, Unified School Dist. G.O. Bonds
Ser. D, 5.00%, 1/1/34	Aa2	3,865,000	3,952,194
(Election 2008), Ser. B-1, 5.00%, 7/1/33	Aa2	5,000,000	5,903,900
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	6,000,000	8,227,800
Merced, City School Dist. G.O. Bonds,
(Election 2014), 5.00%, 8/1/45	Aa3	3,500,000	3,901,835
Merced, Union High School Dist. G.O. Bonds, AGM
zero %, 8/1/44	AA	8,655,000	2,566,034
zero %, 8/1/39	AA	5,005,000	1,951,500
Modesto, Irrigation Dist. Elec. Rev. Bonds
5.00%, 10/1/34	A+	500,000	573,315
5.00%, 10/1/31	A+	780,000	902,795
Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,069,558
Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,266,420

California Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
Murrieta, Pub. Fin. Auth. Special Tax Bonds,
5.00%, 9/1/26	A	$1,000,000	$1,081,380
Napa Valley, Cmnty. College Dist. G.O. Bonds
stepped-coupon zero % (4.00%, 2/1/21), 8/1/34 ††	Aa2	1,500,000	1,434,345
stepped-coupon zero % (4.00%, 2/1/21), 8/1/33 ††	Aa2	2,500,000	2,403,625
Norco, Special Tax Bonds, (Norco Ridge Ranch), BAM
5.00%, 9/1/33	AA	660,000	752,030
5.00%, 9/1/30	AA	2,190,000	2,521,062
North Natomas, Cmnty. Fac. Special Tax Bonds,
(Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,500,000	1,649,490
Northern CA Gas Auth. No. 1 FRN Rev. Bonds, Ser. B,
2.196%, 7/1/19	A3	3,310,000	3,310,596
Oakland, G.O. Bonds, Ser. A, 5.00%, 1/15/35	Aa2	2,000,000	2,267,500
Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
(Election of 2006), Ser. A, 6.125%, 8/1/29
(Prerefunded 8/1/19)	Aa3	4,000,000	4,145,920
Ser. A, 5.00%, 8/1/40	Aa3	4,000,000	4,498,520
Ser. C, 5.00%, 8/1/38	Aa3	3,235,000	3,669,072
Ser. C, 5.00%, 8/1/37	Aa3	8,520,000	9,691,244
Ser. A, 5.00%, 8/1/35	Aa3	1,000,000	1,136,540
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds,
(Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	A+	1,750,000	1,880,130
5.00%, 8/15/32	A+	1,000,000	1,075,510
Orange Cnty., Wtr. Dist. Rev. Bonds, Ser. A,
4.00%, 8/15/41	AAA	2,240,000	2,314,010
Palm Desert, Redev. Agcy. Successor Tax Allocation
Bonds, Ser. A, BAM
5.00%, 10/1/30	AA	350,000	411,632
5.00%, 10/1/29	AA	825,000	975,084
5.00%, 10/1/27	AA	600,000	717,744
Peralta Cmnty. College Dist. G.O. Bonds, Ser. A
5.00%, 8/1/34	Aa3	1,000,000	1,131,230
5.00%, 8/1/32	Aa3	2,000,000	2,278,420
Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5.75%, 9/1/39 (Prerefunded 9/1/19)	AA–	6,000,000	6,219,360
5.50%, 9/1/31 (Prerefunded 9/1/19)	AA–	1,000,000	1,034,300
NATL, 5.25%, 9/1/32	AA–	1,000,000	1,179,800
NATL, 5.25%, 9/1/30	AA–	1,295,000	1,525,821
Poway, Unified School Dist. G.O. Bonds,
(Election of 2008), zero %, 8/1/29	Aa3	11,350,000	8,073,482
Poway, Unified School Dist. Pub. Fin. Auth.
Special Tax Bonds
5.00%, 9/15/32	AA–	490,000	539,049
5.00%, 9/15/28	AA–	1,105,000	1,224,230
Pub. Fin. Auth. Rev. Bonds, (Sharp Healthcare),
Ser. A, 4.00%, 8/1/47	AA	10,000,000	10,069,400

32 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
Rancho Cordova, Cmnty. Fac. Dist.
Special Tax Bonds
(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB–/P	$1,250,000	$1,339,250
(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB–/P	425,000	448,596
Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%,
7/1/22 (Escrowed to maturity)	A	1,810,000	1,969,552
Redwood City, Redev. Agcy., Tax Alloc. Bonds,
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A	3,230,000	2,937,814
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds,
Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,230,200
Ripon, Redev. Agcy. Tax Alloc. Bonds,
(Cmnty. Redev.), NATL, 4.75%, 11/1/36	Baa2	1,365,000	1,365,396
Riverside Cnty., Pub. Fin. Auth. Tax Allocation
Bonds, Ser. A, BAM, 4.00%, 10/1/40	AA	1,250,000	1,264,138
Riverside Cnty., Redev. Successor Agcy. Tax Alloc.
Bonds, (Hsg.), Ser. B
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/41 ††	A	1,990,000	1,890,619
stepped-coupon zero % (5.000%, 10/1/21),
10/1/37 ††	A	1,010,000	965,944
stepped-coupon zero % (5.000%, 10/1/21),
10/1/32 ††	AA	290,000	282,930
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/29 ††	AA	775,000	763,964
stepped-coupon zero % (5.000%, 10/1/21),
10/1/28 ††	AA	235,000	232,854
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/26 ††	AA	500,000	500,220
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/24 ††	AA	445,000	434,164
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB	750,000	825,383
Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	3,792,985
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds,
(Rohnert Redev.), NATL, zero %, 8/1/25	A+	1,340,000	1,099,282
Romoland, School Dist. Special Tax Bonds,
(Cmnty. Fac. Dist. No. 91-1), 5.00%, 9/1/41	BB/P	1,000,000	1,097,120
Roseville, Special Tax Bonds, (Westpark Cmnty.
Pub. Fac. Dist. No. 1)
5.00%, 9/1/37	BBB–/P	1,250,000	1,353,050
5.00%, 9/1/33	BBB–/P	1,000,000	1,089,460
Roseville, Elec. Syst. Fin. Auth. Rev. Bonds, Ser. A
5.00%, 2/1/34	AA–	200,000	229,442
5.00%, 2/1/33	AA–	250,000	288,198
5.00%, 2/1/32	AA–	350,000	405,440
5.00%, 2/1/30	AA–	125,000	146,214
5.00%, 2/1/29	AA–	100,000	117,787
5.00%, 2/1/28	AA–	150,000	177,543
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL
zero %, 12/1/23	A–	10,000,000	8,671,300
zero %, 12/1/22	A–	7,500,000	6,724,050

California Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
Sacramento, Regl. Trans. Dist. Rev. Bonds,
(Farebox), 5.00%, 3/1/42	A3	$1,805,000	$1,888,788
San Benito, High School Dist. G.O. Bonds,
(Election 2016), 4.00%, 8/1/36	Aa3	1,705,000	1,776,763
San Bernardino Cnty., Special Tax Bonds,
5.00%, 9/1/33	BBB–/P	2,500,000	2,713,975
San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. D, 5.00%, 8/1/45	Aa2	1,500,000	1,670,265
Ser. B, 4.00%, 8/1/34	Aa2	10,000,000	10,642,500
San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds,
5.00%, 9/1/36	BBB/P	980,000	1,018,328
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B,
5.00%, 7/1/38	A1	2,000,000	2,168,300
San Diego, Assn. of Govt. South Bay Expressway Toll
Rev. Bonds, Ser. A
5.00%, 7/1/42	A	3,000,000	3,384,600
5.00%, 7/1/38	A	2,115,000	2,396,464
San Diego, Cmnty College Dist. G.O. Bonds,
4.00%, 8/1/41	Aaa	2,345,000	2,454,066
San Diego, Pub. Fac. Fin. Auth. Rev. Bonds,
(Cap. Impt.), Ser. A, 5.00%, 10/15/35	AA–	500,000	566,730
San Diego, Pub. Fac. Fin. Auth. Wtr. Rev.
Bonds, Ser. B
FCS, FHL Banks Coll., FNMA Coll., U.S. Govt. Coll.,
5.00%, 8/1/41	Aa3	3,475,000	3,930,781
5.00%, 8/1/37	Aa3	3,000,000	3,420,330
San Diego, Tobacco Settlement Funding Corp. Rev.
Bonds, Ser. C, 4.00%, 6/1/32	BBB	980,000	1,003,589
San Diego, Unified School Dist. G.O. Bonds
(Election 2012), Ser. I, 4.00%, 7/1/34	Aa2	5,000,000	5,322,550
Ser. K-2, zero %, 7/1/35	Aa2	1,025,000	541,210
Ser. K-2, zero %, 7/1/33	Aa2	1,645,000	958,245
Ser. K-2, zero %, 7/1/32	Aa2	1,955,000	1,197,535
San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
Ser. A, 5.25%, 5/1/33	A1	4,000,000	4,413,040
(San Francisco Intl. Arpt.), Ser. 2, 5.00%, 5/1/41	A1	5,000,000	5,485,000
San Francisco City & Cnty., G.O. Bonds, Ser. A
4.00%, 6/15/36	Aaa	5,155,000	5,373,675
4.00%, 6/15/33	Aaa	3,550,000	3,753,770
San Francisco City & Cnty., Rev. Bonds, (Pub. Util.
Comm.), 4.00%, 11/1/39	Aa3	5,000,000	5,174,500
San Francisco City & Cnty., Intl. Arpt. Comm. Rev.
Bonds, Ser. B, 5.00%, 5/1/43	A1	3,280,000	3,563,130
San Francisco City & Cnty., Pub. Util. Comm. Waste
Wtr. Mandatory Put Bonds (10/1/23), (Green Bonds),
Ser. C, 2.125%, 10/1/48	AA	3,000,000	2,988,000
San Francisco City & Cnty., Pub. Util. Comm. Waste
Wtr. Rev. Bonds, Ser. B
5.00%, 10/1/35	AA	2,000,000	2,342,860
5.00%, 10/1/34	AA	3,500,000	4,122,265
4.00%, 10/1/42	AA	5,000,000	5,154,650

34 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	$1,140,000	$1,238,667
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds,
(Intl. Arpt.)
Ser. F, 5.00%, 5/1/40	A1	4,750,000	4,959,950
Ser. G, 5.00%, 5/1/40	A1	4,400,000	4,594,480
San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds, (Mission Bay South Redev.), Ser. D,
6.625%, 8/1/39 (Prerefunded 8/1/19)	BBB+	1,250,000	1,300,738
San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds, (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	1,750,000	1,916,268
San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	A–	7,125,000	7,786,058
San Marcos, Unified School Dist. G.O. Bonds,
(Election 2010), Ser. B, zero %, 8/1/51	Aa3	6,425,000	1,618,072
San Mateo, Union High School Dist. COP, (Phase I),
Ser. B, AMBAC, U.S. Govt. Coll., stepped-coupon
zero % (5.00%, 12/15/19), 12/15/43 (Prerefunded
12/15/24) ††	AAA/P	500,000	544,425
San Mateo, Union High School Dist. G.O. Bonds,
(Election 2010), stepped-coupon zero %
(6.700%, 9/1/28), 9/1/41 ††	Aaa	4,105,000	3,458,996
Santa Ana, Unified School Dist. G.O. Bonds
4.00%, 8/1/33	Aa3	2,000,000	2,133,980
4.00%, 8/1/32	Aa3	2,000,000	2,147,940
Santa Monica, Cmnty. College Dist. G.O. Bonds,
(Election 2016), Ser. A
4.00%, 8/1/35	AA+	500,000	531,320
4.00%, 8/1/34	AA+	500,000	533,930
4.00%, 8/1/33	AA+	250,000	268,275
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds,
(Impt. Area No. 1), Ser. A
5.25%, 9/1/27	A–	3,245,000	3,529,522
5.25%, 9/1/26	A–	1,475,000	1,605,198
5.10%, 9/1/30	A–	475,000	513,247
Santee, CDC Successor Agcy. Tax Allocation Bonds,
Ser. A, BAM
5.00%, 8/1/32	AA	2,000,000	2,281,720
5.00%, 8/1/31	AA	2,410,000	2,760,342
5.00%, 8/1/30	AA	2,440,000	2,807,610
School Fin. Fac. Auth. 144A Rev. Bonds,
(Kipp LA Projects), Ser. A, 5.00%, 7/1/45	BBB	1,500,000	1,605,240
South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A
5.00%, 8/15/32	AA	1,000,000	1,072,350
5.00%, 8/15/30	AA	1,130,000	1,216,954
South Western Cmnty. College Dist. G.O. Bonds,
(Election 2008), Ser. D
5.00%, 8/1/44	Aa2	4,000,000	4,498,520
zero %, 8/1/37	Aa2	3,100,000	1,359,009

California Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
California cont.
Southern CA Pub. Pwr. Auth. Mandatory Put Bonds
(5/1/21), (Canyon Pwr.), Ser. A, 2.25%, 7/1/40	Aa3	$12,800,000	$12,815,488
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A3	2,850,000	3,210,668
(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,623,855
Ser. A, 5.00%, 7/1/40	Aa3	6,860,000	7,176,383
Southwestern Cmnty. College Dist. G.O. Bonds,
(Election of 2008), Ser. C, zero %, 8/1/46	Aa2	5,000,000	1,471,150
Stockton, Pub. Fin. Auth. Special Tax Bonds, Ser. A,
BAM, 4.00%, 9/2/27	AA	570,000	623,768
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds,
(Delta Wtr. Supply), Ser. A
6.25%, 10/1/40	A	1,250,000	1,457,413
6.25%, 10/1/38	A	2,235,000	2,610,413
6.125%, 10/1/35	A	750,000	874,290
Stockton, Unified School Dist. COP
5.00%, 2/1/36	A	1,000,000	1,123,560
5.00%, 2/1/35	A	2,410,000	2,718,046
5.00%, 2/1/34	A	2,295,000	2,598,147
5.00%, 2/1/31	A	1,325,000	1,519,470
Stockton, Unified School Dist. G.O. Bonds,
(Election 2012), Ser. A
5.00%, 8/1/42	AA	3,000,000	3,295,050
AGM, 5.00%, 8/1/38	AA	1,000,000	1,100,030
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	1,725,000	1,729,433
Sweetwater, G.O. Bonds, (Union High School Dist.),
5.00%, 8/1/35	A1	2,330,000	2,616,590
Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Class A1-SNR, 5.125%, 6/1/46	B+	5,000,000	5,022,850
Ser. A1-SNR, 5.00%, 6/1/37	BB+	2,000,000	2,009,140
Tracy, Operational Partnership, Joint Powers Auth.
Lease Rev. Bonds, AGC
6.375%, 10/1/38	AA	2,200,000	2,207,304
6.25%, 10/1/33	AA	3,000,000	3,009,690
Tustin Cmnty., Fac. Dist. Special Tax Bonds,
(No. 06-1 Legacy Columbus Villages), Ser. A,
5.00%, 9/1/37	BBB+	2,100,000	2,327,241
Twin Rivers, Unified School Dist. G.O. Bonds, Ser. A,
BAM, 5.00%, 8/1/40	AA	2,000,000	2,184,280
U. of CA Rev. Bonds, Ser. AR, 5.00%, 5/15/35	Aa2	2,670,000	3,048,793
Union, G.O. Bonds, Ser. A, 5.00%, 9/1/44	Aa1	1,890,000	2,104,232
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5.375%, 9/1/30	BBB+	2,350,000	2,495,771
			1,122,247,816
Delaware (0.3%)
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.68%, 10/1/38	VMIG1	3,380,000	3,380,000
			3,380,000

36 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (99.7%)* cont.	Rating**	Principal amount	Value
Guam (0.5%)
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	$2,450,000	$2,599,916
Territory of GU, Port Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/48	A	1,500,000	1,621,260
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	1,000,000	1,092,150
			5,313,326
Minnesota (0.2%)
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic)
Ser. A, 1.49%, 11/15/38	Aa2	500,000	500,000
Ser. B, 1.49%, 11/15/38	VMIG1	1,500,000	1,500,000
			2,000,000
Mississippi (0.4%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. E,
1.58%, 12/1/30	VMIG1	5,300,000	5,300,000
			5,300,000
New Jersey (0.1%)
NJ State Hlth. Care Fac. Fin. Auth. VRDN, (Virtua
Hlth.), Ser. C, 1.32%, 7/1/43	A-1	665,000	665,000
			665,000
Pennsylvania (—%)
Lancaster Cnty., Hosp. Auth. VRDN, (Masonic
Homes), Ser. D, 1.59%, 7/1/34	A-1	570,000	570,000
			570,000
Texas (1.0%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN,
(The Methodist Hosp.), Ser. C-1, 1.68%, 12/1/24	A-1+	11,095,000	11,095,000
			11,095,000

TOTAL INVESTMENTS
Total investments (cost $1,126,208,489)	$1,150,571,142

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,153,851,703.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

California Tax Exempt Income Fund 37

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Local debt	19.1%
State debt	12.3
Transportation	10.7
Utilities	10.7
Health care	10.5
Land	10.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,150,571,142	$—
Totals by level	$—	$1,150,571,142	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

38 California Tax Exempt Income Fund

Statement of assets and liabilities 9/30/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,126,208,489)	$1,150,571,142
Cash	11,838,362
Interest and other receivables	12,767,360
Receivable for shares of the fund sold	585,954
Receivable for investments sold	620,000
Prepaid assets	7,300
Total assets	1,176,390,118

LIABILITIES
Payable for investments purchased	2,952,750
Payable for purchases of delayed delivery securities (Note 1)	15,734,880
Payable for shares of the fund repurchased	1,584,086
Payable for compensation of Manager (Note 2)	410,691
Payable for custodian fees (Note 2)	7,927
Payable for investor servicing fees (Note 2)	100,867
Payable for Trustee compensation and expenses (Note 2)	492,657
Payable for administrative services (Note 2)	4,749
Payable for distribution fees (Note 2)	595,825
Distributions payable to shareholders	530,687
Other accrued expenses	123,296
Total liabilities	22,538,415

Net assets	$1,153,851,703

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,118,138,340
Total distributable earnings (Note 1)	35,713,363
Total — Representing net assets applicable to capital shares outstanding	$1,153,851,703

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,023,401,238 divided by 128,767,996 shares)	$7.95
Offering price per class A share (100/96.00 of $7.95)*	$8.28
Net asset value and offering price per class B share ($2,526,294 divided by 318,208 shares)**	$7.94
Net asset value and offering price per class C share ($35,019,423 divided by 4,379,043 shares)**	$8.00
Net asset value and redemption price per class M share ($2,628,017 divided by 331,572 shares)	$7.93
Offering price per class M share (100/96.75 of $7.93)†	$8.20
Net asset value, offering price and redemption price per class R6 share
($10,075 divided by 1,264 shares)	$7.97
Net asset value, offering price and redemption price per class Y share
($90,266,656 divided by 11,323,988 shares)	$7.97

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 39

Statement of operations Year ended 9/30/18

INVESTMENT INCOME
Interest income	$45,126,716
Total investment income	45,126,716

EXPENSES
Compensation of Manager (Note 2)	5,314,738
Investor servicing fees (Note 2)	636,152
Custodian fees (Note 2)	16,385
Trustee compensation and expenses (Note 2)	49,007
Distribution fees (Note 2)	2,807,307
Administrative services (Note 2)	36,151
Other	313,000
Total expenses	9,172,740
Expense reduction (Note 2)	(111,049)
Net expenses	9,061,691

Net investment income	36,065,025

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	23,691,007
Total net realized gain	23,691,007
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(52,243,755)
Total change in net unrealized depreciation	(52,243,755)

Net loss on investments	(28,552,748)

Net increase in net assets resulting from operations	$7,512,277

The accompanying notes are an integral part of these financial statements.

40 California Tax Exempt Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$36,065,025	$41,776,474
Net realized gain on investments	23,691,007	24,323,973
Net unrealized depreciation of investments	(52,243,755)	(66,146,554)
Net increase (decrease) in net assets resulting
from operations	7,512,277	(46,107)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,109,278)	(1,143,824)
Class B	(3,340)	(4,494)
Class C	(46,724)	(54,313)
Class M	(2,803)	(3,747)
Class Y	(89,948)	(72,603)
From tax-exempt net investment income
Class A	(31,960,108)	(37,115,354)
Class B	(69,240)	(110,291)
Class C	(910,805)	(1,289,173)
Class M	(74,664)	(108,292)
Class R6	(112)	—
Class Y	(2,830,758)	(2,672,660)
Decrease from capital share transactions (Note 4)	(103,215,899)	(72,856,936)
Total decrease in net assets	(132,801,402)	(115,477,794)

NET ASSETS
Beginning of year	1,286,653,105	1,402,130,899
End of year (Note 1)	$1,153,851,703	$1,286,653,105

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
September 30, 2018	$8.14	.24	(.19)	.05	(.24)	(.24)	$7.95	.66	$1,023,401.73		2.95	40
September 30, 2017	8.39	.27	(.25)	.02	(.27)	(.27)	8.14	.26	1,146,710.74		3.23	31
September 30, 2016	8.19	.29	.20	.49	(.29)	(.29)	8.39	6.08	1,253,683	.75[d]	3.43[d]	16
September 30, 2015	8.23	.31	(.04)	.27	(.31)	(.31)	8.19	3.29	1,226,347.74		3.73	14
September 30, 2014	7.81	.32	.42	.74	(.32)	(.32)	8.23	9.63	1,278,391	.74[c]	3.99[c]	11
Class B
September 30, 2018	$8.13	.19	(.19)	—	(.19)	(.19)	$7.94	.02	$2,526	1.37	2.32	40
September 30, 2017	8.38	.21	(.25)	(.04)	(.21)	(.21)	8.13	(.37)	3,733	1.37	2.61	31
September 30, 2016	8.18	.23	.21	.44	(.24)	(.24)	8.38	5.41	5,059	1.38[d]	2.81[d]	16
September 30, 2015	8.22	.25	(.04)	.21	(.25)	(.25)	8.18	2.64	5,360	1.37	3.10	14
September 30, 2014	7.80	.27	.42	.69	(.27)	(.27)	8.22	8.96	6,364	1.37[c]	3.36[c]	11
Class C
September 30, 2018	$8.19	.18	(.19)	(.01)	(.18)	(.18)	$8.00	(.13)	$35,019	1.52	2.17	40
September 30, 2017	8.44	.20	(.25)	(.05)	(.20)	(.20)	8.19	(.52)	49,093	1.52	2.45	31
September 30, 2016	8.23	.22	.21	.43	(.22)	(.22)	8.44	5.33	60,951	1.53[d]	2.64[d]	16
September 30, 2015	8.27	.24	(.04)	.20	(.24)	(.24)	8.23	2.46	46,944	1.52	2.95	14
September 30, 2014	7.85	.25	.42	.67	(.25)	(.25)	8.27	8.73	44,233	1.52[c]	3.21[c]	11
Class M
September 30, 2018	$8.12	.22	(.19)	.03	(.22)	(.22)	$7.93	.37	$2,628	1.02	2.66	40
September 30, 2017	8.37	.24	(.25)	(.01)	(.24)	(.24)	8.12	(.02)	3,272	1.02	2.95	31
September 30, 2016	8.16	.26	.22	.48	(.27)	(.27)	8.37	5.92	3,835	1.03[d]	3.14[d]	16
September 30, 2015	8.20	.28	(.04)	.24	(.28)	(.28)	8.16	3.00	3,033	1.02	3.45	14
September 30, 2014	7.79	.29	.41	.70	(.29)	(.29)	8.20	9.22	2,670	1.02[c]	3.71[c]	11
Class R6
September 30, 2018†	$8.01	.09	(.04)	.05	(.09)	(.09)	$7.97	.61*	$10	.19*	1.15*	40
Class Y
September 30, 2018	$8.16	.26	(.19)	.07	(.26)	(.26)	$7.97	.87	$90,267.52		3.16	40
September 30, 2017	8.41	.28	(.25)	.03	(.28)	(.28)	8.16	.48	83,845.52		3.44	31
September 30, 2016	8.21	.30	.21	.51	(.31)	(.31)	8.41	6.29	78,603	.53[d]	3.63[d]	16
September 30, 2015	8.25	.32	(.04)	.28	(.32)	(.32)	8.21	3.50	58,017.52		3.95	14
September 30, 2014	7.83	.33	.42	.75	(.33)	(.33)	8.25	9.85	56,636	.52[c]	4.20[c]	11

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fees expense associated with borrowings which amounted to the following (Note 1):

Percentage of average net assets
September 30, 2014	<0.01%

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

42 California Tax Exempt Income Fund	California Tax Exempt Income Fund 43

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund will invest are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and California personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

44 California Tax Exempt Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

California Tax Exempt Income Fund 45

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $864,783 to increase undistributed net investment income, and $864,783 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$32,920,248
Unrealized depreciation	(8,276,312)
Net unrealized appreciation	24,643,936
Undistributed ordinary income	847,340
Undistributed tax-exempt income	6,140,177
Undistributed long-term gain	4,612,593
Cost for federal income tax purposes	$1,125,927,206

For the fiscal year ended September 30, 2017, the fund had undistributed net investment income of $6,624,804.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.432% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

46 California Tax Exempt Income Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$564,278	Class R6	2
Class B	1,554	Class Y	46,752
Class C	22,107	Total	$636,152
Class M	1,459

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $111,049 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $877, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$2,340,126
Class B	1.00%	0.85%	25,538
Class C	1.00%	1.00%	427,535
Class M	1.00%	0.50%	14,108
Total			$2,807,307

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

California Tax Exempt Income Fund 47

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $32,182 and $3 from the sale of class A and class M shares, respectively, and received $724 and $10 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $4 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$464,677,662	$565,905,248
U.S. government securities (Long-term)	—	—
Total	$464,677,662	$565,905,248

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	7,848,927	$63,506,543	9,907,234	$80,309,915
Shares issued in connection with
reinvestment of distributions	3,245,513	26,146,918	3,727,164	30,101,227
	11,094,440	89,653,461	13,634,398	110,411,142
Shares repurchased	(23,167,086)	(186,722,857)	(22,214,249)	(179,282,295)
Net decrease	(12,072,646)	$(97,069,396)	(8,579,851)	$(68,871,153)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	234	$1,880	1,737	$14,001
Shares issued in connection with
reinvestment of distributions	8,730	70,345	13,676	110,252
	8,964	72,225	15,413	124,253
Shares repurchased	(149,691)	(1,209,892)	(160,041)	(1,291,954)
Net decrease	(140,727)	$(1,137,667)	(144,628)	$(1,167,701)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	390,504	$3,179,300	420,191	$3,418,150
Shares issued in connection with
reinvestment of distributions	99,924	810,542	139,320	1,131,266
	490,428	3,989,842	559,511	4,549,416
Shares repurchased	(2,105,112)	(17,050,674)	(1,788,220)	(14,515,232)
Net decrease	(1,614,684)	$(13,060,832)	(1,228,709)	$(9,965,816)

48 California Tax Exempt Income Fund

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	3,931	$31,466	19,265	$158,348
Shares issued in connection with
reinvestment of distributions	8,437	67,796	12,626	101,628
	12,368	99,262	31,891	259,976
Shares repurchased	(83,766)	(678,146)	(87,220)	(706,409)
Net decrease	(71,398)	$(578,884)	(55,329)	$(446,433)

	FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
	OPERATIONS) TO 9/30/18
Class R6	Shares	Amount
Shares sold	1,252	$10,032
Shares issued in connection with reinvestment of distributions	14	112
	1,266	10,144
Shares repurchased	(2)	(21)
Net increase (decrease)	1,264	$10,123

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,904,566	$31,626,123	3,483,546	$28,241,210
Shares issued in connection with
reinvestment of distributions	261,008	2,108,371	244,988	1,984,065
	4,165,574	33,734,494	3,728,534	30,225,275
Shares repurchased	(3,110,713)	(25,113,737)	(2,802,076)	(22,631,108)
Net increase	1,054,861	$8,620,757	926,458	$7,594,167

At the close of the reporting period, Putnam Investments, LLC owned 1,262 class R6 shares of the fund (99.84% of class R6 shares outstanding), valued at $10,058.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

Federal tax information (Unaudited)

The fund has designated 96.63% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

California Tax Exempt Income Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

50 California Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

California Tax Exempt Income Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 California Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN045 313326 11/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2018	$70,135	$ —	$7,405	$ —
September 30, 2017	$71,908	$ —	$7,188	$ —

For the fiscal years ended September 30, 2018 and September 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,405 and $7,188 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2018	$ —	$ —	$ —	$ —

September 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2018